American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement dated April 24, 2015
to the
Prospectus dated February 27, 2015
The information below supplements the Prospectus dated February 27, 2015 and is in addition to any other supplement(s):
American Beacon Small Cap Value Fund
In the "Fund Summaries" section in the "Fees and Expenses of the Fund" section of the Fund Summary for the American Beacon Small Cap Value Fund, the header of the second table on page 17 is deleted and replaced with "Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1"
All Funds
In the "About Your Investment" section, "A Class Charges and Waivers", the Domestic and Foreign Equity Funds chart on page 77 is deleted and replaced with the following:
Domestic and Foreign Equity Funds*
Amount of Sale/Account Value		As a % Offering Price	As a % Investment		Dealer Commission as a % of Offering Price
Less than $50,000		5.75%	6.10%		5.00%
$50,000 but less than $100,000		4.75%	4.99%		4.00%
$100,000 but less than $250,000		3.75%	3.90%		3.00%
$250,000 but less than $500,000		2.75%	2.83%		2.05%
$500,000 but less than $1 million		2.00%	2.04%		1.50%
$1 million and above		0.00%	0.00	% †	‡
	†
No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

	‡	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.
*American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value, American Beacon Small Cap Value, American Beacon International Equity and American Beacon Emerging Markets Funds.

In the "Additional Information" section, the following is added after the "Minimum Initial Investment by Share Class" table on page 80:
Investor Class shares are also available to traditional individual retirement account ("IRA") and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500.
The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.
In the "Additional Information" section, the following is added after the "Taxes" table on page 86 under "Distribution and Taxes":
*            Whether reinvested or taken in cash.
**            Except for dividends that are attributable to ''qualified dividend income'' (as described below).
In the "Additional Information" section, the second paragraph under "Distribution and Service Plans" on page 86 is deleted and replaced with the following:
The Funds have also adopted a shareholder services plan for its A Class, C Class, Investor Class, and Y Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Funds. Because these distribution and service plan fees are paid out of each Fund's A Class, C Class, Investor Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE